UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Revolving Credit Agreement Amendment

On June 13, 2016, WMG Acquisition Corp. (the “Company”), an indirect, wholly-owned subsidiary of Warner Music Group Corp., received unanimous lender consent to an amendment (the “Revolving Credit Agreement Amendment”) to the credit agreement, dated November 1, 2012 (as amended by the amendments dated as of April 23, 2013 and April 9, 2014, the “Revolving Credit Agreement”), governing the Company’s senior secured revolving credit facility with Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Revolving Credit Facility”). The Revolving Credit Agreement Amendment became effective on June 13, 2016. The Revolving Credit Agreement Amendment (among other changes) (i) extends the maturity date of the Revolving Credit Facility to April 1, 2021, provided that in the event that more than $400.0 million aggregate principal amount of term loans under the Company’s term loan credit agreement, dated November 1, 2012 (as amended by the amendment dated May 9, 2013), governing the Company’s term loan facility with Credit Suisse AG, as administrative agent and the loan parties and lenders party thereto and the Company’s 6.0% U.S. dollar and 6.25% Euro senior secured notes due 2021 are outstanding on March 2, 2020, the maturity date will be extended to April 1, 2020 and (ii) replaces the financial covenant with a flat senior secured leverage ratio (with no step-down), applicable only when the revolver is drawn in excess of a certain amount at the end of a quarter.

A copy of the Revolving Credit Agreement Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Revolving Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement Amendment.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement, dated as of June 13, 2016, among WMG Acquisition Corp., the guarantors party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent, issuing bank and lender, relating to a revolving credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel and Secretary

Date: June 13, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement, dated as of June 13, 2016, among WMG Acquisition Corp., the guarantors party thereto, the lenders party thereto and Credit Suisse AG, as administrative agent, issuing bank and lender, relating to a revolving credit facility.

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